SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 15, 2001



                              PanAmSat Corporation
             (Exact name of registrant as specified in its charter)



           Delaware                      0-22531                 95-4607698
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


  20 Westport Road, Wilton, CT                                    06897
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


--------------------------------------------------------------------------------
Registrant's telephone number, including area code           (203) 210-8000
--------------------------------------------------------------------------------

Item 5.   Other Events

            On October 15, 2001, in accordance with the Loan Agreement dated May 15, 1997 between Hughes Electronics Corporation ("Hughes") and PanAmSat Corporation (the "Company"), as amended, Hughes requested that the Company use its best efforts to replace the $1.725 billion term loan (the "Term Loan"), which had previously been extended by Hughes, in order to repay the principal amount outstanding under the Term Loan plus any accrued and unpaid interest. The Term Loan has been in place since the merger between Hughes and PanAmSat in 1997. The borrowings under the Term Loan mature in June 2003.

            No time frame has been set for these transactions and there is no assurance that they will occur.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 22, 2001                 PANAMSAT CORPORATION
                                          (Registrant)


                                          By: /s/ Michael J. Inglese
                                              ---------------------------------
                                              Name:    Michael J. Inglese
                                              Title:   Senior Vice President and
                                                       Chief Financial Officer









                                       3